UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):  September 21, 2005

UNIONBANCAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-15081	94-1234979
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

400 California Street
San Francisco, California 94104-1302
(Address of Principal Executive Offices) (Zip Code)

(415) 765-2969
(Registrant’s telephone number,
including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement.

On September 21, 2005, the Company’s principal bank subsidiary, Union Bank of California, N.A., and two of its subsidiaries, Union Bank of California International and Union Bank of California Servicos Ltda., entered into a Purchase and Assumption Agreement (the “Agreement”) with Wachovia Bank, N.A. for the sale of substantially all of the Company’s business reporting segment referred to by the Company as its “International Banking Group.”

Prior to the transaction, there were no material relationships between Wachovia and the Company or any of its affiliates.

A copy of the press release announcing the signing of the Agreement is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The Company plans to file a copy of the Agreement as an exhibit to its quarterly report on Form 10-Q for the quarterly period ending September 30, 2005.

Item 9.01.              Financial Statements and Exhibits.

(c)           Exhibits

Exhibit Number	Description
99.1	Press Release dated September 22, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIONBANCAL CORPORATION

Date: September 22, 2005	By:	/s/ David I. Matson
David I. Matson
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release dated September 22, 2005